AUGUST 10, 2016

SUPPLEMENT TO

MULTI-STRATEGY FUNDS PROSPECTUS DATED MARCH 1, 2016, AS LAST SUPPLEMENTED APRIL 21, 2016

(THE HARTFORD MUTUAL FUNDS, INC.)

This supplement contains new and additional information regarding The Hartford Global All-Asset Fund and Hartford Multi-Asset Income Fund and should be read in connection with your Prospectus.

1.              Effective November 1, 2016, Hartford Funds Management Company, LLC (the “Investment Manager”) will lower its management fee rate set forth in the investment management agreement for The Hartford Global All-Asset Fund.  Additionally, effective November 1, 2016, the Investment Manager is revising the expense reimbursement arrangements for The Hartford Global All-Asset Fund.

a.              Accordingly, effective November 1, 2016, under the heading “The Hartford Global All-Asset Fund Summary Section – Your Expenses,” the Shareholder Fees and Annual Fund Operating Expenses tables and the footnotes attached thereto, as well as the expense examples, will be deleted in their entirety and replaced with the following:

Shareholder Fees  (fees paid directly from your investment)

Share Classes	A	C	I	R3	R4	R5	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.50%	None	None	None	None	None	None

Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None(1)	1.00%	None	None	None	None	None

Annual Fund Operating Expenses(2)  (expenses that you pay each year as a percentage of the value of your investment)

Share Classes	A	C	I	R3	R4	R5	Y
Management fees	0.78%	0.78%	0.78%	0.78%	0.78%	0.78%	0.78%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None
Total other expenses(3)	0.26%	0.23%	0.20%	0.34%	0.29%	0.22%	0.11%
Administrative services fee	None	None	None	0.20%	0.15%	0.10%	None
Other expenses	0.26%	0.23%	0.20%	0.14%	0.14%	0.12%	0.11%
Acquired fund fees and expenses	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%
Total annual fund operating expenses(4)	1.34%	2.06%	1.03%	1.67%	1.37%	1.05%	0.94%
Fee waiver and/or expense reimbursement(5),(6)	0.10%	0.07%	0.04%	0.13%	0.13%	0.11%	0.05%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(5),(6)	1.24%	1.99%	0.99%	1.54%	1.24%	0.94%	0.89%

(1)          For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(2)          Expenses have been restated to reflect current fees and expenses.

(3)          “Total other expenses” do not include extraordinary expenses as determined under generally accepted accounting principles. If extraordinary expenses were included, “Total other expenses” would have been as follows: 0.27% (Class A), 0.24% (Class C), 0.21% (Class I), 0.35% (Class R3), 0.30% (Class R4), 0.23% (Class R5), and 0.12% (Class Y).

(4)          “Total annual fund operating expenses” do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund’s annual or semi-annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.  The ratio of expenses to average net assets that is disclosed in the Fund’s annual or semi-annual report in the financial highlights table for the applicable period also does not reflect the restated management fees, fund accounting fees or transfer agency fees.

(5)          Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to waive the management fee in an amount equal to the management fee paid to it by the Fund’s wholly owned Cayman Islands subsidiary fund. This waiver will remain in effect for as long as the Fund remains invested in that subsidiary fund.

(6)          Effective November 1, 2016, the Investment Manager has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.19% (Class A), 1.94% (Class C), 0.94% (Class I), 1.49% (Class R3), 1.19% (Class R4), 0.89% (Class R5), and 0.84% (Class Y). This contractual arrangement will remain in effect until February 28, 2018, and shall renew automatically for one-year terms thereafter unless the Investment Manager provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc. In addition, Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. This contractual arrangement will remain in effect until February 28, 2017, and shall renew automatically for one-year terms thereafter unless HASCO provides written notice of termination prior to the start of the next term or upon approval of the Board of Directors of The Hartford Mutual Funds, Inc.

Example.  The examples below are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that:

•Your investment has a 5% return each year

• The Fund’s operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

• You reinvest all dividends and distributions

• You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$669	$942	$1,235	$2,066
C	$302	$639	$1,102	$2,384
I	$101	$324	$565	$1,256
R3	$157	$514	$895	$1,965
R4	$126	$421	$738	$1,635
R5	$96	$323	$569	$1,273
Y	$91	$295	$515	$1,150

You would pay the following expenses if you did not redeem your shares:

Share Classes	Year 1	Year 3	Year 5	Year 10
A	$669	$942	$1,235	$2,066
C	$202	$639	$1,102	$2,384
I	$101	$324	$565	$1,256
R3	$157	$514	$895	$1,965
R4	$126	$421	$738	$1,635
R5	$96	$323	$569	$1,273
Y	$91	$295	$515	$1,150

b.              Accordingly, effective November 1, 2016, under the heading “The Investment Manager and Sub-Adviser – Management Fee,” the following information will be added immediately following the table describing the effective management fee paid by each Fund:

Effective November 1, 2016, the management fee set forth in the investment management agreement with respect to Global All-Asset Fund is 0.80% of the first $250 million, 0.75% of the next $250 million, 0.70% of the next $500 million, 0.68% of the next $1.5 billion, 0.66% of the next $2.5 billion and 0.65% in excess of $5 billion annually of the Fund’s average daily net assets.

Prior to November 1, 2016, the management fee set forth in the investment management agreement with respect to Global All-Asset Fund was 0.95% of the first $250 million, 0.90% of the next $250 million, 0.80% of the next $500 million, 0.73% of the next $1.5 billion, 0.70% of the next $2.5 billion, 0.66% of the next $5 billion and 0.655% in excess of $10 billion annually of the Fund’s average daily net assets.

2.              Effective immediately, the last sentence in the third paragraph in the section entitled “Additional Information Regarding Investment Strategies and Risks – Global All-Asset Fund” and the last paragraph in the section entitled “Additional Information Regarding Investment Strategies and Risks – Global All-Asset Fund” are deleted in their entirety and the following is added immediately before the section entitled “Additional Information Regarding Investment Strategies and Risks – Multi-Asset Income Fund:”

Asset allocation decisions are actively managed and are based upon Wellington Management’s judgment of the relative attractiveness of various investment opportunities. As part of the asset allocation decision making process, Wellington Management implements global thematic ideas based on macroeconomic and structural trends derived from its research. The portfolio managers may choose to implement these ideas by allocating a portion of the Fund’s assets to another portfolio management team within Wellington Management that invests the Fund’s assets in accordance with its investment strategy.  The Fund may use derivatives in pursuit of its investment objective, to manage portfolio risk and/or to replicate securities the Fund could buy. The Fund may actively manage currency exposure through the use of futures, forwards, options, swaps, and spot transactions. As part of the Fund’s secondary investment strategy, the Fund may enter into bond forwards.

3.              Effective immediately, the last paragraph in the section entitled “Additional Information Regarding Investment Strategies and Risks – Multi-Asset Income Fund” is deleted in its entirety and the following is added:

Wellington Management combines top-down global macroeconomic and currency views with bottom up fundamental research from specialized investment teams to seek to identify what Wellington Management believes to be the most attractive investment opportunities in the global fixed income and equity markets.  A portion of the Fund’s assets may be invested in securities that Wellington Management believes exhibit low volatility.  In order to implement the Fund’s investment strategy, the portfolio managers may allocate a portion of the Fund’s assets to another portfolio management team within Wellington Management.

This Supplement should be retained with your Prospectus for future reference.

HV-7282	August 2016